EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our reports, dated May 25, 1998 on United International Holdings, Inc. included in this Annual Report on Form 10-K, into previously filed Registration Statement File Nos. 33-81876, 33-87326 and 333-00226.


                                       ARTHUR ANDERSEN LLP


Denver, Colorado
May 25, 1998